EXHIBIT 99.1

LOAN PURCHASE AND ASSUMPTION AGREEMENT

This  LOAN  PURCHASE  AND  ASSUMPTION  AGREEMENT  (this  “Agreement”), which is being entered into as of the day of November, 2013 (the “Effective Date”), by and between Fifth Third Bank, an Ohio banking corporation with an office at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (“Seller”); and E-Waste Systems Cincinnati Inc., a Nevada corporation with an office at 3365 Tallahassee Drive, Cincinnati, Ohio 45239 (“Buyer”), sets forth  the terms  and  conditions  pursuant  to which  Seller agrees to sell and Buyer agrees  to purchase the Loan identified herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.         Agreement to Purchase and Sell.   Subject to and in accordance with the terms and conditions of this Agreement, Seller hereby agrees to sell, assign, transfer and convey to BuyeR on or before November ____ , 2013 or on such other date as Seller and Buyer may agree to in writing (the “Closing Date”), and Buyer hereby agrees to purchase, accept and assume on the Closing Date, all rights, titles, obligations and interests of Seller, as of the Closing Date, in, to and under the loan(s) set forth on Schedule A attached hereto (the “Loans”).

2.         Closing/Payment of Purchase Price.  The closing shall occur on the Closing Date.  As the  purchase  price  for  the  Loans,  Buyer  shall  pay  to  Seller  the  sum  of  $655,384.66  (the “Purchase Price”).  On the Closing Date, Buyer shall pay the balance of the Purchase Price to Seller in immediately available funds by wire transfer in accordance with the wire instructions contained on Schedule B attached hereto (the “Wire Instructions”).

2.1           [Intentionally omitted]

2.2       Conveyance.  Upon receipt of the Purchase Price, Seller shall sell, assign, transfer and convey the Loans to Buyer without representation, warranty or recourse, except as otherwise expressly  provided  herein,  all  in  accordance  with  and  subject  to  the  provisions  of  this Agreement.

2.3       Taxes, Fees, Etc.   Buyer shall pay all transfer, filing and recording fees, taxes, costs and expenses, and any applicable documentary taxes, required to be paid by either Seller or Buyer in connection with the transactions contemplated hereby, and Buyer hereby agrees to indemnify and hold Seller harmless from and against any and all claims, liability, costs and expenses arising out of or in connection with the failure of Buyer to pay any such amount on a timely basis.   Seller shall be entitled to require the payment of any such fees, taxes, costs and expenses at or prior to the closing and as a condition thereof.

2.4       Payments Subsequent to the Closing Date.  From time to time after the Closing Date, Seller shall pay to Buyer the net amount of any Collections received by Seller on or after the Closing Date (to the extent collected in good funds by Seller and not returned by Seller to the Obligor, as such term is hereinafter defined) which have not already been so paid to Buyer or any other party, but only after all payments due to Seller from Buyer in connection with the sale of the Loans have been paid to Seller, including, without limitation, any costs and expenses related to any Collections.    For purposes of this Agreement, the term “Collections” shall mean all payments, proceeds and/or awards, actually received by Seller, in cash, including checks which have been reduced to good funds, for application to the outstanding principal under the Loans.

3.         Transfer of Loans.

3.1       Delivery  of Certain  Documents.    By  no  later  than  ten  (10)  Business  Days following the Closing Date, Seller shall deliver to Buyer the following:

(i)        the original Notes or, if Seller is unable to locate the original of any one of the Notes,  a  Lost  Note  Affidavit  in  respect  of  each  such  Note  which contains  a  copy  of  the  Note  in  question  and  certifies  (each  such certification,   a  “Lost   Note  Certification”)   to  the  completeness   and accuracy  of  the copy  with  an  assignment  in  a  form  acceptable  to  the Buyer;

(ii)       originals or copies of all guaranty agreements relating to the Loans that Seller has located in its files with an assignment in a form acceptable to the Buyer;

(iii)      originals or copies of all Collateral Documents that Seller has located in its files in a form acceptable to the Buyer; and

(iv)      executed assignments of the Notes, guaranty agreements, and Collateral Documents in substantially the forms attached hereto as Schedule D-1. As used in this Agreement, the following terms shall have the following meanings: “Business Day” shall mean any day other than a Saturday, Sunday or United States national holiday.

“Collateral” shall mean property (whether real, personal, or intangible) securing the Loans.

“Collateral Documents” shall mean any (i) Mortgages, (ii) assignments of leases and rents, security agreements, other agreements that establish Seller’s rights in Collateral,  (iii)  related  filed  or  recorded  financing  statements,  and  (iv)  any existing title insurance policies that purport to insure the liens of any of the Mortgages.

“Notes” shall mean the promissory notes or other instruments that evidence indebtedness in respect of the Loans.

3.2       Limitation on Assets Sold. Notwithstanding anything to the contrary contained herein, consistent with the provisions of Section 3.3 below, Buyer acknowledges and agrees that Seller is not assigning, transferring or otherwise providing to Buyer any rights in or to anything other than the Loans and the documents and items specified in Section 3.1 above.  In that regard, Buyer acknowledges that it is not acquiring any rights in any other commercial loans, banking services or other financial products or services now or at any time offered by Seller to any Obligor, including without limitation, deposit accounts, deposit services, lockboxes, treasury, wealth management or similar products or services, that may be associated with the Loans or any Obligor thereunder (“Unrelated Products”) or any rights of Seller in any such Unrelated Product, including but not limited to any statutory or other right, liens, encumbrances, claims and rights of setoff Seller may have, now or in the future, against any Unrelated Product.  As used in this Agreement, the term “Obligor” shall mean, collectively, the maker(s) and any co-maker(s) of the Notes and any guarantor, surety or other primary, secondary or other party obligated with respect to the Loans or any payments or performance obligation in connection therewith, and any other party who has granted Collateral for, or whose property or any part thereof is subject to any encumbrance securing, the Loans or any performance or payment obligation in connection therewith.

3.3       No  other  Assets  Purchased.    Buyer  understands  and  agrees  that  it  will  be purchasing only the Loans specified in this Agreement, and excepting only as may be otherwise expressly provided for in this Agreement,  Buyer will acquire no other interest in any other business relationship which Seller has or may have with any Obligor or any other customer of either Seller or its Affiliates.  Buyer further understands and agrees that Seller and its Affiliates are retaining any and all rights arising prior to the Closing Date under any indemnification or reimbursement provisions contained in the Notes or the Collateral Documents.  For the purposes of this Agreement, the term “Affiliates” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, or a director, officer, joint venturer, or other partner, or member  of  such  Person.    For  purposes  of  this  Agreement,  the  term  “Person”  means,  any individual,  partnership,  joint  venture,  corporation,  trust,  limited  liability  company, unincorporated organization, government, or other entity.

3.4      Assumed Liabilities.  Subject to the terms and conditions of this Agreement, including, without limitation, the transfer of the Loans to Buyer, Buyer shall, as of the Closing Date, assume and thereafter honor and fully and timely pay, perform, and discharge when due, all of the liabilities of Seller arising in respect of the Loans including, without limitation, any obligation to make future advances under any of the Loans (collectively, the “Assumed Liabilities”).

3.5       Affirmative Acknowledgements.   Buyer acknowledges and agrees that it will look solely to each underlying Obligor, the Mortgaged Property, and other Collateral for the payment of the respective Loans.  Buyer hereby acknowledges and agrees that, excepting only as is otherwise expressly provided for herein, Buyer is purchasing the Loans on an “as-is, where-is” basis, and without recourse.  Buyer has had the opportunity to engage legal counsel and has performed such due diligence that it deems necessary and appropriate in connection with the purchase and assignment contemplated hereunder.  In addition to its specific representations and warranties set forth in Sections 4.6 and Section 4.7 hereof, Buyer has performed its own credit underwriting and represents to Seller that it understands that enforcement of the Loans may not result in collection of all or any of the sums due thereunder.  Buyer assumes all risks, including risk of loss, counterclaims, defenses and delays, and the cost of enforcement of claims with respect to the Loans, and Buyer understands that its enforcement efforts in respect of the Loans may be adversarial in nature and subject to actual or potential Obligor claims and defenses.  It is understood that, for collection of the Loans, the Buyer shall look solely at each underlying Obligor, the Mortgaged Property and other Collateral.   Buyer also assumes all risk associated with any litigation proceedings, arbitration proceedings or governmental investigations or proceedings that may be pending as of the Closing Date with respect to the Loans, the Obligor, or any of the other Collateral.  In addition, Buyer acknowledges that, as of the Effective Date, one or more Obligor defaults exist with respect to each of the Loans and that such defaults may include, without limitation, payment defaults.

4.         Representations and Warranties of Buyer.   Buyer hereby represents and warrants as follows:

4.1       Organization,  Existence,  Etc.    Buyer  is  duly  formed  or  organized,  validly existing and in good standing under the laws of the jurisdiction of its formation or organization, and is registered or qualified to conduct business in all other jurisdictions in which the failure to be so  registered  or  qualified  would  materially  and  adversely  affect  the  ability  of  Buyer  to perform its obligations hereunder.

4.2       Authority  and  Enforceability,  Etc.    Buyer  has  the  power  and  authority  to execute, deliver and perform all terms under this Agreement and all related documents to which it is a party and has taken all necessary action to authorize such execution, delivery and performance.   Buyer’s execution of this Agreement and its performance of its obligations hereunder are not subject to any further approval, vote or contingency from any person or committee.  Assuming due authorization, execution and delivery by Seller, this Agreement and all obligations of Buyer thereunder are the legal, valid and binding obligations of Buyer, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3       No Pending Litigation.  Buyer represents that there is no pending or threatened litigation, administrative ruling or investigation by any federal or state agency having jurisdiction over Buyer which, if determined adversely to Buyer, would have a material adverse affect on Seller’s execution, delivery, or enforceability of this Agreement.

4.4       Conflict with Existing Laws or Contracts.  The execution and delivery of this Agreement and the performance by Buyer of its obligations thereunder will not conflict with or be a breach of any provision of any law, regulation, judgment, order, decree, writ, injunction, contract,  agreement  or  instrument  to  which  Buyer  is  subject;  and  Buyer  has  obtained  any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by Buyer thereof.

4.5       Financial  Condition.  Buyer does  not believe,  nor does  it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement. Buyer is solvent and the purchase of the Loans will not cause Buyer to become insolvent.  Buyer has now and will have as of the Closing Date sufficient liquid assets, capital and net worth to meet its obligations and to pay the Purchase Price without any financing or other contingencies.

4.6       Decision to Purchase.   Buyer has entered into this Agreement solely upon its own  independent  investigation  and  credit  analysis  and  is  not  relying  upon  any information supplied by or any representations made by Seller with respect thereto, other than the limited representations and warranties of Seller contained in Sections 5.1 and 5.2 hereof and in any Lost Note Certification.  Buyer’s decision to purchase the Loans is based upon its own comprehensive review and independent expert evaluation of materials deemed relevant by Buyer and its agents. Buyer has made such independent investigation as Buyer deems to be warranted into the nature, title,  attachment,  perfection,  priority,  validity,  enforceability,  collectability,  and  value  of the Loans, the title, condition and value of any collateral securing the Loans, the market conditions and other characteristics of the places where any such collateral is located, and all other facts it deems material to the purchase of the Loans.

4.7       No Reliance.  In entering into this Agreement, Buyer has not relied upon any oral or written information from Seller or any of its respective employees, agents, attorneys or representatives, other than the limited representations and warranties of Seller contained in Sections 5.1 and 5.2 hereof and in any Lost Note Certification.  Buyer acknowledges that no employee, agent, attorney or representative of Seller has been authorized to make, and that Buyer has not relied upon, any statements, representations or warranties other than those contained in Sections 5.1 and 5.2 hereof and in any Lost Note Certification.

4.8       Buyer a Sophisticated Investor.  Buyer is a sophisticated investor (as that term is used in regulations promulgated under the Securities Act of 1933).

4.9       Information True and Correct, Full Disclosure.  The information provided by Buyer in connection herewith, was true and correct on the date provided and did not omit any information necessary to the accuracy and full disclosure of information provided and such information is accurate and complete on the date hereof except as Buyer has otherwise disclosed in writing to Seller prior to the date hereof.

4.10    Confidentiality Agreement.   Buyer has not violated any of the terms of the confidentiality agreement executed by and between Buyer and Seller dated November 7, 2013 (“Confidentiality Agreement”).  At no time has Buyer or any of its representatives or agents communicated with any Obligor or any of its representatives or agents regarding the Loans. Buyer has no affiliation with, any ownership interest in, or agreement with the Obligor or any of its representatives or agents regarding the Loans.

4.11     Brokers.    No  broker  or  other  party  entitled  to  a  commission  is  involved  in connection with this transaction.

5.         Seller’s Representations, Warranties/No Recourse/As-Is/Where-Is.   Seller makes no representation or warranty, whether expressed, implied, at law or in equity of any kind or nature with respect to the Loans except as provided in Sections 5.1 and 5.2 of this Agreement and in any Lost Note Certification.  Seller does not otherwise represent, warrant or insure the accuracy or completeness of any information including without limitation any information contained in the Notes and/or the Collateral Documents, or prepared by accountants, engineers, appraisers, environmental consultants or other professionals.  Except as provided in Sections 5.1 and 5.2 of this Agreement and in any Lost Note Certification, Seller has not, does not and will not make  \any representations or warranties with respect to the Loans, including but not limited to (i) the enforceability or collectability of any of the Loans, (ii) the perfection, priority or existence of any of Seller’s rights in Collateral, (iii) the existence or nonexistence of any liens (e.g., tax liens, mechanics liens, judgment liens, etc.) encumbering any portion of the Mortgaged Property -- for which Seller shall have no obligation or responsibility -- or (iv) the value or condition of the Mortgaged Property.

5.1           Representations  and  Warranties  by  Seller.  Seller  hereby  represents  and warrants as follows as of the Effective Date and as of the Closing Date:

5.1.1    Organization, Existence, Etc.  Seller is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization, and is registered or qualified to conduct business in all other jurisdictions in which the failure to be so registered or qualified would materially and adversely affect the ability of Seller to perform its obligations hereunder.

5.1.2    Authority,  Enforceability,  Etc.    Seller  has  the  requisite  power  and authority to enter into the transactions contemplated by this Agreement and has obtained all necessary approvals and consents (to the extent required) to enter into this Agreement and perform its obligations hereunder.

5.1.3    No  Pending  Litigation.     That  there  is  no  pending  or,  to  Seller’s Knowledge, threatened litigation, administrative proceeding, ruling or investigation involving any federal or state governmental agency having jurisdiction over Seller which, if determined adversely to Seller, would have a material adverse affect on Seller’s execution, delivery, or performance of this Agreement.  For the purposes of this Section 5.1.3,   the   term   “Knowledge”   means   the   actual   knowledge   as   of   any   date   odetermination, without independent investigation, of any of Seller’s officers of at least a senior vice president level that have had responsibility with respect to the administration of the Loans.

5.1.4    Conflict with Existing Laws or Contracts.  The execution and delivery of this Agreement and the performance by Seller of its obligations hereunder will not conflict with or be a breach of any material provision of any law, regulation, judgment, order,  decree,  writ,  injunction,  contract,  agreement  or  instrument  to  which  Seller  is subject; and Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance of Seller thereby.

5.1.5    Brokers.  No broker or other party entitled to a commission is involved in connection with this transaction.

5.2           Representations  and Warranties  by  Seller  as to the Loans.  Seller hereby represents and warrants the following as to the Loans:

5.2.1    Title to Loans.  As of both the Effective Date and the Closing Date, Seller will have good title to, and will be the sole owner of, the Loans, free and clear of any liens, encumbrances or other charges assessed against Seller.

5.2.2           As of November 6, 2013, the principal balances outstanding on each of the Loans is as specified on Schedule A.

6.           Certain Obligations of Buyer.

6.1       Reporting to or for the Internal Revenue Service.  Buyer agrees to submit all Internal Revenue Service Forms and Information Returns for the Loans from the Closing Date forward.

6.2       Protection  of  Confidential  Information.    Buyer  acknowledges  that  it  will acquire confidential information from Seller that may include “nonpublic personal information” as that term is defined in 15 U.S.C. § 6809 concerning customers and agrees that it will not use nor disclose any such confidential information except for the purposes contemplated by this Agreement.   Buyer shall maintain policies and procedures designed to:  (1) ensure the security and confidentiality of confidential information; (2) protect against any anticipated threats or hazards  to  the  security  or  integrity  of  confidential  information;  and  (3)  protect  against unauthorized access to or use of confidential information that could result in substantial harm or inconvenience to any customer of Seller.   Both parties to this Agreement, and their respective employees, agents, successors and assigns, will keep this Agreement confidential and will not, without written consent divulge any information pertaining to this transaction, including the Purchase Price, except to the extent that it is appropriate or required by law for either party to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

7.           Indemnity

7.1       Indemnity.     Buyer  shall  indemnify,  hold  harmless,  and  defend  Seller,  its Affiliates and their respective successors, assigns, directors, shareholders, officers, agents and employees (collectively, the “Seller Indemnified Parties”) from and against all claims, losses, liabilities (including liabilities to Obligors under the Loans), demands, judgments, awards, court orders, settlements, damages, and obligations of any nature whatsoever (including reasonable legal fees and expenses) (collectively, “Damages”) which such Seller Indemnified Parties shall receive, suffer or incur arising out of or resulting directly or indirectly from: (i) the Assumed Liabilities or (ii) any Damages asserted against a Seller Indemnified Party by a Person other than a Seller Indemnified Party to the extent relating to any action taken or failed to have been taken by Buyer in connection with or relating to the Loans, the Notes, any guaranties thereof, or the Collateral Documents based upon facts, events or circumstances arising or occurring on or after the Closing Date (any claim of Damages made by any Seller Indemnified Party under clause (i) or (ii) of this Section 7.1 a “Third Party Claim”).

7.2       Defense of Certain Claims.   Notwithstanding anything to the contrary in this Section 7, if a Third Party Claim: (i) involves any proceeding brought by any governmental authority,  (ii) seeks  injunctive  relief,  (iii) involves  a class action,  (iv) involves  allegations  of criminal activities, (v) involves allegations of violations of the Racketeer Influenced and Corrupt Organizations Act, 18 U.S.C. sections 1961, et seq., as amended, or any domestic (federal or state) or foreign securities, antitrust, or banking laws or regulations, or (vi) could, in Seller’s sole discretion, adversely affect the goodwill or image of Seller or create any material harm to any Seller Indemnified Party, each such Third Party Claim may be defended under the sole control and direction of Seller and Seller’s counsel, regardless of whether Buyer is the indemnitor of such Third Party Claim, and, in that event, (a) Seller’s defense of such Third Party Claim will be at the sole cost and expense of Buyer and (b) all Damages arising from such Third Party Claim will be fully paid and satisfied solely by Buyer.

8.         Release.  As an inducement to Seller to enter into this transaction, and for other good and valuable consideration acknowledged by Buyer, the Borrowers, and the Guarantors (collectively, the “Releasing Parties”), the receipt and sufficiency of which hereby is acknowledged, the Releasing  Parties,  on  their  own  behalf  and  collectively,  and  on  behalf  of  all  respective subsidiaries, corporations, partnerships, limited liability companies, etc. owned or controlled by them and any of them and any members, shareholders, agents, employees, officers, and directors of the Releasing Parties, hereby remise, release and forever discharge Seller and any and all of its predecessors, successors, and assigns and any and all corporations, partnerships, limited liability companies, subsidiaries, etc. owned or controlled by it and the officers, directors, and employees of such corporations, partnerships and limited liability companies, and its agents, representatives, officers, directors, members, owners, employees and its predecessors, successors and assigns (collectively referred to as the “Released Parties”) from any and all claims, demands, obligations, judgments, actions, causes of action and losses or damages of any type, including, without limitation, monetary claims and any other claims related to the Loan Documents and the Assets, whether  personal,  property  or  economic,  whether  now  known  or  unknown,  foreseen  or unforeseen and arising from or in any way related to, connected with, or which form the basis of the claims asserted or which could have been brought against the Released Parties in any matter, thing or event preceding the date of this Agreement.  The above-named Releasing Parties shall forever refrain from instituting any suit or action at law or equity, or other proceeding, either directly or indirectly, against the Released Parties concerning the subject matter of the matters released herein and any other matter, thing or event preceding the date of this Agreement.

9.         Expenses.

9.1       Except as otherwise provided herein, Seller and Buyer shall each pay all of their own out-of-pocket expenses in connection with this Agreement, including investment banking, appraisal, accounting, consulting, professional, and legal fees, if any, whether or not the transactions contemplated by this Agreement are consummated.

9.2       Buyer shall pay all recording, filing or other fees, costs and expenses associated with the sale, transfer and assignment of the Loans, Mortgages, Collateral Documents, etc., including without limitation the costs and expenses relating to the recording of assignments of the Mortgages, financing statements, Notes, security agreements or other instruments applicable to  or  arising  in  connection  with  the  transfer,  assignment  or  assumption  of  the  Loans  and Assumed Liabilities.

10.       Conditions to Closing

10.1     Conditions  to  Obligations  of  Buyer.     The  obligations  of  Buyer  under  this Agreement  are subject to the satisfaction  (or, if applicable,  waiver in the sole discretion  of Buyer) on and as of the Closing Date, of each of the following conditions:

10.1.1  All of the covenants and other agreements required by this Agreement to be complied with and performed by Seller shall have been duly complied with and performed in all material respects.

10.1.2  The representations and warranties made by Seller in Sections 5.1 and 5.2 hereof shall have been true and correct in all material respects as of the Effective Date and shall be true and correct in all material respects on and as of the Closing Date.

10.2     Conditions  to  Obligations  of  Seller.    The  obligations  of  Seller  under  this Agreement are subject to the satisfaction (or, if applicable, waiver in the sole discretion of Seller) on and as of the Closing Date, of each of the following conditions:

10.2.1 All of the covenants and agreements required by this Agreement to be complied  with  and  performed  by  Buyer  shall  have  been  duly  complied  with  and performed in all material respects.

10.2.2  The  representations  and  warranties  made  by  Buyer  herein  or  in  any certificate or other document delivered pursuant to the provisions hereof or in connection with  the  transactions  contemplated  hereby  shall  be  true  and  correct  in  all  material respects when made and as of the Closing Date.

10.2.3  Seller shall have received the Purchase Price.

11.       Modification and Waiver.  No modification of any provision of this Agreement shall be binding unless in writing and executed by the party or parties sought to be bound thereby. Performance of or compliance with any covenant given herein or satisfaction of any condition to the obligations of either party hereunder may be waived by the parties to whom such covenant is given or whom such condition is intended to benefit, except as otherwise provided in this Agreement  or to the extent any such condition is required by law; provided, that, any such waiver must be in writing.

12.       Notice to Obligor.   Buyer shall each, within five (5) Business Days after the Closing, and at the sole cost and expense of each, provide notice of the transfers provided for herein to each Obligor by first class U.S. Mail.  In no event shall Seller have any obligation to any party, including but not limited to Buyer, for any failure to provide such notice to any Obligor.  Buyer affirmatively agrees to file all necessary assignments and amendments as necessary in order to effectuate or complete the transaction contemplated hereunder including any assignments of financing statement, Mortgages or other lien notifications within ninety (90) days of the Closing Date (or as soon as practically possible thereafter).  Buyer further affirmatively agrees and states that after the Closing Date, Seller shall have no obligation or duty to forward to Buyer, or to otherwise provide Buyer with any notification of, any third party inquiries or other documents or notices that Seller may receive relating to any Loan, including but not limited to foreclosure notices, summons, complaints, or documentation concerning a condemnation or similar action. Notwithstanding anything contained herein to the contrary, is it further acknowledged and agreed by Buyer that Seller’s failure to provide Buyer with  notification of any of the matters referenced in the preceding sentence shall not alter or in any way affect Buyer’s obligations under this Agreement to provide indemnification and requisite notices to Seller.

13.       Notice of Claim.  Buyer shall immediately notify Seller of any claim, threatened claim, or litigation relating to the Loans that is made or filed against Seller, or any of its successors, assigns, predecessors or Affiliates, and which comes to the attention of Buyer.

14.       Notices.  All notices or deliveries required or permitted hereunder shall be in writing and delivered personally or by facsimile or generally recognized overnight delivery service, and shall be deemed  given  (a) when delivered,  if delivered  personally or by facsimile,  or (b) on the following Business Day, if sent by generally recognized overnight delivery service, in each case to Seller at the following address, to Buyer at the address set forth on the signature page below, or such other address as either party may hereafter designate by notice given in compliance with this Section to the other party:

SELLER:

Fifth Third Bank
38 Fountain Square Plaza
Mail Drop: 109051
Attention:  Shane Lowe
Telephone Number:513-
Facsimile Number:513-

With a copy to:

Fifth Third Bank Legal Department
38 Fountain Square Plaza
Mail Drop: 10AT76
Cincinnati, OH 45263
Attention:  Commercial/General Counsel
Telephone Number:  (513) 534-4300
Facsimile Number:    (513) 534-6757

15.       Severability.   Each part of this Agreement is intended to be severable.   If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

16.       Binding Effect and Assignment.  This Agreement and the terms, covenants, conditions, provisions,  obligations,  undertakings,  rights  and  benefits  hereof,  including  any  attachments hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns. Notwithstanding anything herein to the contrary, however, Buyer shall not assign its rights under this Agreement without the prior written consent of Seller, except that Buyer may assign its rights under this Agreement to an Affiliate, and in the event of any assignment, both Buyer and assignee shall be jointly and severally liable hereunder.

17.       Prior   Understandings;   Limitation   of   Damages.   Except   for   the   Confidentialit Agreement, this Agreement supersedes any and all prior discussions and agreements between Seller and Buyer with respect to the purchase of the Loans and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions  contemplated  herein.   NOTWITHSTANDING  ANYTHING  TO THE CONTRARY IN THIS AGREEMENT, EACH OF THE PARTIES HERETO, TO THE FULLEST EXTENT PERMITTED BY LAW, IRREVOCABLY WAIVES ANY RIGHTS  THAT  IT  MAY  HAVE  TO  PUNITIVE,  SPECIAL,  INCIDENTAL, EXEMPLARY  OR  CONSEQUENTIAL  DAMAGES  IN  RESPECT  OF  ANY LITIGATION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF ANY OF THEM RELATING THERETO EXCEPT SOLELY WITH REGARD TO DAMAGES SUFFERED BY A SELLER INDEMNIFIED PARTY IN RESPECT OF A THIRD PARTY CLAIM.     IN ADDITION, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT,   AS   A   SPECIFICALLY   BARGAINED   FOR   INDUCEMENT   FOR SELLER  TO  ENTER  INTO  THIS  AGREEMENT,  BUYER  EXPRESSLY  AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, SELLER’S AGGREGATE LIABILITY TO BUYER IN RESPECT OF ANY AND ALL MATTERS ARISING OUT OF  THIS  AGREEMENT,  INCLUDING  WITHOUT  LIMITATION,  ANY  ONE  OR MORE CLAIMED BREACHES OF THIS AGREEMENT BY SELLER, SHALL IN NO EVENT EXCEED THE AMOUNT OF THE PURCHASE PRICE.

18.       Relationship of the Parties. The parties’ relationship is that of buyer and seller; the parties are not partners or joint ventures and neither party has any authority to represent, obligate or bind  the other  with  respect  to any third  party,  except  as set forth  in Section  12 of this Agreement.

19.       Choice of Law.   This Agreement and claims arising out of or in connection therewith shall be governed by and construed and enforced in accordance with the laws of the state of Ohio and Buyer consents to jurisdiction in the federal or state courts situated in Hamilton County, Ohio.

20.       Time of the Essence.  Time is of the essence of all provisions of this Agreement.

21.       Jury Waiver.    EACH OF THE PARTIES HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDINGS  OR LITIGATION BROUGHT AGAINST THE OTHER OF THEM WITH RESPECT TO THIS AGREEMENT.

22.       Counterparts.   This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by each of the parties.  The transmission of an executed copy of this Agreement  by fax in the manner hereby contemplated  shall be deemed to constitute execution and delivery of an original executed copy.

23.       Interpretation.  Section titles, headings to sections and any table of contents are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation hereof. The Schedule and Attachments referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. As used herein, “include,” “includes,” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import; “writing,” “written,” and comparable terms refer to printing, typing, lithography and other  means  of reproducing  words  in a visible  form;  references  to  a person  are also to  its successors and assigns; except as the context may otherwise require, “hereof,” “herein,” “hereunder,” and comparable terms refer to the entirety hereof and not to any particular article, section or other subdivision hereof or attachment hereto; references to any gender include the other; except as the context may otherwise require, the singular includes the plural and vice versa; references to any agreement or other document are to such agreement or document as amended and supplemented from time to time; references to “Article,” “Section,” or another subdivision or to an “Exhibit” or “Schedule” are to an article, section, or subdivision hereof or an “Exhibit” or “Schedule.” The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities  are  to  be  resolved  against  the  drafting  party  shall  not  be  employed  in  the interpretation, construction and enforcement of this Agreement or any amendment, Attachment, Schedule or Exhibit hereto.

24.       No Third Party Beneficiaries.   The parties hereto intend that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto. No future or present employee or customer of either of the parties not their Affiliates, successors or assigns or other person shall be treated as a third party beneficiary in or under this Agreement.

25.       [Intentionally omitted]

26.       Certain  Post-Closing  Claims.    If,  in  any instance  after  the  Closing  Date,  Seller  is required to disgorge, to a trustee in bankruptcy, a receiver or any similar party, any payments it received on any of the Loans prior to the Closing Date, Buyer will cooperate with Seller to facilitate the filing of a claim by or on behalf of Seller to recover the disgorged amount.  Buyer and  Seller  acknowledge  that,  notwithstanding  anything  to  the  contrary  contained  in  this Agreement, Seller shall be entitled to any and all proceeds resulting from any such claim.

27.       Events of Default; Remedies on Default.

27.1           Events of Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default”:

27.1.1  Provided Seller is not in default herein, Buyer shall fail to pay, on the Closing Date, the Purchase Price;

27.1.2  Any warranty or representation of Buyer or Seller proves to have been false or misleading in any material respect when made (a “Breach”) and such Breach is discovered prior to the Closing Date and written notice thereof is provided to Buyer or Seller, as the case may be, prior to the Closing Date;

27.1.3  Prior to the Closing Date, Buyer or Seller shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or any petition for an order for relief shall be filed  against  Buyer  or Seller under  the Bankruptcy  Code  and  such  petition  shall continue without being dismissed prior to the Closing Date, or Buyer or Seller shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by Buyer under the Bankruptcy Code, or Buyer shall make any offer of settlement, extension or composition to its unsecured creditors generally; or

27.1.4  Either  Buyer  or  Seller  shall  fail  to  perform  any  of  their  respective obligations required to be performed prior to the Closing Date under this Agreement and such failure is not cured within ten (10) Business Days after receipt of notice of such default (which notice must be given prior to the Closing Date) from the non-defaulting party (except that no notice or grace period to cure shall be required to be given if the default is the failure to timely close).

27.2           Remedies.  After the occurrence of an Event of Default, the parties shall have the following rights and remedies:

27.2.1   Seller Remedies.  In the event of a Buyer Event of Default, Seller shall, as its sole and exclusive remedy, be entitled to terminate this Agreement.  This shall be the sole and exclusive remedy of Seller for a Buyer Event of Default; provided, that the exercise of such remedy by Seller shall not be construed to limit any of (i) Buyer’s indemnification or other obligations under Section 23 of this Agreement or the Confidentiality Agreement, or (ii) Seller’s rights in respect of Buyer’s actions after the Closing Date.

27.2.2   Buyer Remedies. In the event of a Seller Event of Default, Buyer shall be entitled to terminate this Agreement.   This shall be the sole and exclusive remedy of Buyer for a Seller Event of Default.

EXECUTED AS OF THE EFFECTIVE DATE.

BUYER:

E-WASTE SYSTEMS CINCINNATI INC.,
a Nevada corporation

By: /s/  Susan Johson
              Susan Johnson, Secretary/Treasurer

SELLER:

FIFTH THIRD BANK,
an Ohio banking corporation

By: /s/   Dennis Gramann
              Dennis Gramann, Vice President

By: /s/  Joseph Yeazell
              Joseph Yeazell, Assistant Vice President

Buyer’s Address for Notice:

3365 Tallahassee Drive
Cincinnati, Ohio 45239
Attention: Susan Johnson
Telephone Number:  (702) 528-1806
Fax Number:               (       )

WITH COPY TO:

Cynthia Bitting, Esq.
9630 Clayton, Road
St. Louis, MO 63124

SCHEDULE A LOANS

1.   Revolving Note dated December 23, 2009 in the original principal amount of $380,000.00 executed by WWS Associates, Inc., an Ohio corporation, and made payable to Fifth Third Bank, an Ohio banking corporation.

Principal balance as of November 6, 2013:                                                                                             $           88,066.82
Accrued but unpaid interest as of November 6, 2013:                                                                         $           145.55
Late fees accrued as of November 6, 2013:                                                                                            $            -
Bank Fees accrued as of November 6, 2013                                                                                           $           -
TOTAL:                                           $           88,212.37

2.   Revolving  Note dated  October  7, 2011  in the original  principal  amount  of $600,000.00 executed by WWS Associates, Inc., an Ohio corporation, and made payable to Fifth Third Bank, an Ohio banking corporation, as the same has been amended by the following:

Amendment to Revolving Note dated May 18, 2012;
Second Amendment to Revolving Note dated October 20, 2012;
Third Amendment to Revolving Note dated May 22, 2013; and
Fourth Amendment to Revolving Note dated July 31, 2013.
Principal balance as of November 6, 2013:                                                                                             $           385,000.00
Accrued but unpaid interest as of November 6, 2013:                                                                         $           227.26
Late fees accrued as of November 6, 2013:                                                                                            $           -
Bank Fees accrued as of November 6, 2013:                                                                                          $           -
TOTAL:                                           $           385,227.26

3.   Draw Note dated October 8, 2010 in the original principal amount of $350,000.00 executed by WWS Associates, Inc., an Ohio corporation, and made payable to Fifth Third Bank, an Ohio banking corporation.

Principal balance as of November 6, 2013:                                                                                             $           181,817.84
Accrued but unpaid interest as of November 6, 2013:                                                                         $           732.32
Late fees accrued as of November 6, 2013:                                                                                            $            -
Bank Fees accrued as of November 6, 2013:                                                                                          $            -
TOTAL:                                           $           182,550.16

SCHEDULE B WIRE INSTRUCTIONS

Credit to: Fifth Third Bank
City: Cincinnati
State: OH
ABA #:  0420-0031-4
Attention: Susan E. Wood

Further credit to: Fifth Third Bank
City: Cincinnati
State: OH
ABA #:  0420-0031-4
Account #: 72876175
Attention: Susan E. Wood

SCHEDULE D-1

ASSIGNMENT OF NOTE AND OTHER DOCUMENTS

This Assignment of Note and Other Documents (this “Assignment”) is being executed and  delivered  by  FIFTH  THIRD  BANK,  an  Ohio  banking  corporation,  (“Assignor”)  to  E- WASTE SYSTEMS CINCINNATI INC., a Nevada corporation, (“Assignee”) pursuant to, and in furtherance of the arrangements provided for in, that certain Loan Purchase and Assumption Agreement  by  and  between  Assignor,  as  Seller,  and  Assignee,  as  Buyer,  dated  as  of ___________________, 2013 (the “Agreement”).

For  valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, Assignor hereby sells, transfers and assigns to Assignee, in respect of the Loans (as defined in the Agreement), the promissory notes and all amendments thereto identified on Exhibit A attached hereto and each of the other documents identified on Exhibit B attached hereto, without recourse, representation or warranty, except as provided for in the Agreement.

THE SALES, TRANSFERS AND ASSIGNMENTS PROVIDED FOR HEREIN ARE EXPRESSLY SUBJECT, IN ALL RESPECTS, TO THE TERMS AND PROVISIONS OF THE AGREEMENT, WHICH ARE INCORPORATED HEREIN BY THIS REFERENCE.

This Assignment shall be governed by, and construed in accordance with, the laws of the State of Ohio.

IN  WITNESS  WHEREOF,  Assignor  has  executed  this  Assignment  effective  as  of ______________, 2013.

Assignor:

FIFTH THIRD BANK, an Ohio banking corporation

By:  __________________________________

Print Name:_____________________________

Its: ___________________________________

By: ___________________________________

Print Name: _____________________________

Its: ____________________________________

STATE OF OHIO              )
                                             )           SS:
COUNTY OF                     )

The foregoing instrument was acknowledged before me this day of __________________, 2013 by Ohio banking corporation, and by the the of Fifth Third Bank, an of Fifth Third Bank, an Ohio banking corporation, on behalf of the corporation.

Print Name: ___________________________

My commission Expires: _________________

Exhibit A

Revolving Note dated December 23, 2009 in the original principal amount of $380,000.00 executed by WWS Associates, Inc., an Ohio corporation, and made payable to Fifth Third Bank, an Ohio banking corporation.

Revolving  Note  dated  October  7,  2011  in  the  original  principal  amount  of $600,000.00 executed by WWS Associates, Inc., an Ohio corporation, and made payable to Fifth Third Bank, an Ohio banking corporation.

Amendment to Revolving Note dated May 18, 2012.

Second Amendment to Revolving Note dated October 20, 2012.

Third Amendment to Revolving Note dated May 22, 2013.

Fourth Amendment to Revolving Note dated July 31, 2013.

Draw Note dated October 8, 2010 in the original principal amount of $350,000.00 executed by WWS Associates, Inc., an Ohio corporation, and made payable to Fifth Third Bank, an Ohio banking corporation.

Exhibit B

Continuing Guaranty Agreement of Stuart J. Shaffer dated December 23, 2009.

Continuing Guaranty Agreement of Stuart J. Shaffer dated December 23, 2009.

Continuing Guaranty Agreement of Carol J. Weinstein dated December 23, 2009.

Continuing Guaranty Agreement of Carol J. Weinstein dated December 23, 2009.

Continuing Guaranty Agreement of Elli A. Workum dated December 23, 2009.

Continuing Guaranty Agreement of Elli A. Workum dated December 23, 2009.

Continuing Guaranty Agreement of Stuart J. Shaffer dated May 11, 2010.

Continuing Guaranty Agreement of Carol J. Weinstein dated May 11, 2010.

Continuing Guaranty Agreement of Stuart J. Shaffer dated October 8, 2010.

Continuing Guaranty Agreement of Carol J. Weinstein dated October 8, 2010.

Continuing Guaranty Agreement of Leslie A. Loring dated October 8, 2010.

Security Agreement dated December 23, 2009 executed by WWS Associates, an

Ohio corporation, in favor of Fifth Third Bank, an Ohio banking corporation.

Security Agreement dated December 23, 2009 executed by WWS Associates, an

Ohio corporation, in favor of Fifth Third Bank, an Ohio banking corporation.

Security Agreement dated May 11, 2010 executed by WWS Associates, an Ohio banking corporation, in favor of Fifth Third Bank, an Ohio banking corporation.